Exhibit 99.1

PublicSquare to Explore Digital Asset Treasury Strategy As Part of Fintech Initiatives

WEST PALM BEACH, Fla, May 27, 2025 — PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSquare” or the “Company”), America’s leading marketplace and payments ecosystem valuing life, family, and liberty, today announced its intention to explore a Digital Asset Treasury Strategy as part of its expanding Fintech roadmap. This strategy may include allocating a portion of the Company’s treasury into Bitcoin (BTC), yield-bearing stablecoins, and other digital assets to diversify reserves, enhance capital efficiency, and align with emerging financial technologies. The Company has not yet acquired any digital assets, and any future allocations will be made prudently to ensure they do not compromise near-term liquidity or the Company’s growth objectives.

Blake Masters, board member of PublicSquare, venture capitalist and cryptocurrency advocate commented, “Digital assets—especially Bitcoin and stablecoins—represent a powerful alternative to traditional financial systems and by exploring this strategy, PublicSquare is taking steps to remain at the forefront of financial innovation while staying true to our mission.”

Michael Seifert, Chairman and CEO of PublicSquare, noted, “Given our immense value for liberty, we strongly support decentralized finance and anticipate that non-traditional payment methods, and assets like Bitcoin and stablecoins, will increasingly and rapidly gain market share in the coming years. By exploring a digital asset treasury strategy, we intentionally position our Company and our Fintech segment for that future. We are actively exploring the integration of stablecoins into our Payments & Marketplace ecosystem, which we view as the most effective cryptocurrency strategy to transform payment systems, enhance customer engagement in our network, protect privacy and security, and boost our fintech product offerings.”

PublicSquare intends to use the net proceeds from the recently announced at the market offering program (ATM) for general corporate purposes, which may include, among other things, the aforementioned digital asset treasury strategy, investments, mergers and acquisitions, and working capital. With PublicSquare’s operating roadmap clear and execution plan established, the Company is strategically positioned to consider additional means of utilizing capital to accelerate its success as a true leader in the future of financial technology.

About Digital Assets

Digital assets have grown remarkably, evolving from niche investments to mainstream vehicles. Institutional adoption has increased as many companies and countries recognize the value of holding digital assets. Bitcoin and crypto ETFs have solidified the role of digital assets in traditional markets, making them accessible to a broader range of investors. By considering the addition of digital assets to its treasury strategy, PublicSquare aligns itself with other forward-thinking institutions that view cryptocurrency as a hedge against inflation and a strategic asset for growth.

At the Market Offering Information

PublicSquare filed a prospectus supplement on May 23, 2025 with the U.S. Securities and Exchange Commission (the “SEC”) under which it may offer and sell from time to time, at its discretion, various types of securities including shares of its common stock having an aggregate offering price of up to $50.0 million pursuant to an “at the market offering” (ATM). The Company cannot guarantee that it will issue or sell any shares under the ATM. The timing of any sales and the quantity of shares sold, if any, will rely on several factors decided by the Company.

The shares will be offered pursuant to an At The Market Offering Agreement by and among the Company and Roth Capital Partners, LLC, and TCBI Securities, Inc., DBA Texas Capital Securities, as co-sales agents. Sales of our Class A Common Stock, if any, under this prospectus supplement and the accompanying prospectus will be made by any method permitted that is deemed an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the NYSE or any other existing trading market for our Class A Common Stock, sales made to or through a market maker other than on an exchange or otherwise, directly to the Agents as principal, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law. The Agents are not required to sell any specific amount, but will act as our sales agent using commercially reasonable efforts consistent with its normal trading and sales practices on mutually agreed terms between the Agents and us. There is no arrangement for funds to be received in any escrow, trust, or similar arrangement.

The prospectus supplement filed on Friday May 23, 2025, adds to, updates or otherwise changes information contained in the accompanying prospectus contained in the Company’s shelf registration statement on Form S-3 (File No. 333-287154) filed by PublicSquare with the SEC on May 9, 2025, and which became effective on May 16, 2025, for the offering of shares. Prospective investors should read the prospectus in that registration statement and the prospectus supplement (including the documents incorporated by reference therein) for more complete information about PublicSquare and the ATM, including the risks associated with investing in PublicSquare. Copies of the prospectus supplement and related prospectus may be obtained free of charge when they are available by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, potential investors may contact any Agent participating in the offering, who will arrange to send them these documents: Roth Capital Partners, LLC, 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660; Texas Capital Securities, 2000 McKinney Avenue, Suite 700, Dallas, TX 7520.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer, solicitation or sale will be made only by means of the prospectus supplement and the accompanying prospectus.

About PublicSquare

PublicSquare is a marketplace and payments ecosystem, valuing life, family, and liberty. PublicSquare operates under three segments: Financial Technology, Marketplace, and Brands. PublicSquare’s Financial Technology segment includes Credova, a consumer financing and payments company. The primary mission of the Marketplace segment is to help consumers “shop their values” and put purpose behind their purchases. PublicSquare leverages data and insights from the Marketplace to assess its customers’ needs and provide wholly-owned quality financial products and brands. PublicSquare’s Brands segment comprises EveryLife, a premium D2C life-affirming baby products company. The PublicSquare Marketplace is free to join for both consumers and business owners. Download the app on the App Store or Google Play, or visit PublicSquare.com to learn more.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSquare, anticipated product launches, any Bitcoin treasury strategy, our products and markets, future financial condition, expected future performance and market opportunities of PublicSquare. Forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about our expected revenue, revenue growth, operating expenses, anticipated growth, ability to achieve profitability, and our outlook; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations, including the possibility that any of the anticipated benefits of the Credova transaction will not be realized or will not be realized within the expected time period, (ii) volatility in the value of Bitcoin and Bitcoin-related products; (iii) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (iv) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (v) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (vi) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vii) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (viii) the ability to execute PublicSquare’s anticipated business plans and strategy, (ix) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (x) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, (xi) because the payment processing and credit agreements are terminable at will without notice, merchants that have signed agreements to use PublicSquare’s payment processing services may terminate those services or otherwise fail to utilize the services at the expected volume, and (xii) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that PublicSquare will achieve its expectations.

Investors Contact:

investment@publicsq.com

Media Contact:

pr@publicsq.com

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